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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934





                                 July 30, 1997
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               Date of Report (Date of earliest event reported)





                         Susquehanna Bancshares, Inc.
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            (Exact name of registrant as specified in its charter)





        Pennsylvania                    0-10674        23-2201716
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        (State or other jurisdiction    (Commission    (I.R.S. Employer
        of incorporation)               File Number)    Identification No.)





             26 North Cedar Street
             Lititz, Pennsylvania                      17543
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             (Address of principal executive offices)  (Zip Code)





                                (717) 626-4721
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             (registrant's telephone number, including area code)





                                Not Applicable
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             (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 5.  Other Events.

          On July 30, 1997, Susquehanna Bancshares, Inc. (herein referred to as "SBI" or the "Registrant"), a Pennsylvania business corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), consummated the transactions contemplated in the Agreement and Plan of Affiliation dated as of February 11, 1997 (the "Affiliation Agreement"), by and among SBI, Susquehanna Interim Bank, a Pennsylvania state chartered bank and a wholly-owned subsidiary of SBI ("Interim Bank"), and Founders' Bank, also a Pennsylvania state chartered bank ("Founders"). The Affiliation Agreement was amended on July 30, 1997 pursuant to a Final Amendment by and among SBI, Interim Bank and Founders (the "Final Amendment"). A copy of the Affiliation Agreement was attached to the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 2, 1997 and amended on May 7, 1997. A copy of the Final Amendment and a copy of the Press Release announcing the consummation of the transactions contemplated in the Affiliation Agreement are filed as exhibits to this Current Report on Form 8-K. The Affiliation Agreement, as amended by the Final Amendment, is herein referred to as the "Merger Agreement."


          1.  The Merger Agreement.  The following is a summary of the
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transactions consummated pursuant to the Merger Agreement. This summary is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated herein by reference.

          General.

          Pursuant to the Merger Agreement, (i) Interim Bank merged with and into Founders (the "Merger"), with Founders as the surviving entity (sometimes referred to as the "Surviving Corporation"), and (ii) immediately following the Effective Time (as defined in the Merger Agreement), all of the capital stock of the Surviving Corporation was transferred by SBI to its wholly-owned subsidiary, Susquehanna Bancshares East, Inc. ("SBI East"), as a result of which Founders became a direct wholly-owned subsidiary of SBI East and an indirect, wholly-owned subsidiary of SBI. The name of the Surviving Corporation is "Founders' Bank."

          As consideration for all of the outstanding capital stock of Founders, SBI exchanged the outstanding Founders common stock, par value $2 per share ("Founders Common Stock") and the outstanding Founders convertible preferred stock ("Founders Preferred Stock") (the Founders Common Stock and the Founders Preferred Stock are herein collectively referred to as "Founders Capital Stock"), for common stock of SBI, par value $2 per share (the "SBI Common Stock"), at the exchange rate ("Exchange Ratio") provided in the Merger Agreement, as adjusted for a 3-for-2 stock split approved by SBI on May 29, 1997 as described below:

          At the effective time of the Merger, 12:01 a.m. on July 31, 1997 (the "Effective Time"), all of the 990,122 shares of Founders Capital Stock which were then issued and outstanding were converted into the right to receive a total of 560,409 shares of SBI Common Stock at an Exchange Ratio of .566 shares of SBI Common Stock for each share of Founders. The Exchange Ratio was based on the Average Price Per Share of SBI Common Stock Before Closing of $27.10625.
The Average Price Per Share of SBI Common Stock Before Closing was determined by adding the price at which SBI Common Stock was reported to have closed by the Nasdaq Stock Market over the period of 10 business days ending on the second business day preceding the date set for the Closing, and dividing such total by 10.

          Note that if the Average Price Per Share of SBI Common Stock Before Closing had been less than $16.00 per share (as adjusted in accordance with the stock split referenced above), Founders could have terminated the Merger Agreement upon written notice within one day of such determination. While the Merger Agreement gave SBI the right to terminate if the Average Closing Price Per Share of SBI Common Stock Before Closing was greater than $26.667 per share (as adjusted in accordance with the stock split referenced above), SBI chose not to exercise such right. The Merger Agreement also provided that if the Merger was not consummated by July 30, 1997, then either party could have terminated the Merger Agreement. Because the Merger was consummated on July 30, 1997, this provision was not applicable.

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          As of the Effective Time, each share of Founders Capital Stock held by
SBI (other than shares held in a fiduciary capacity or in satisfaction of a debt previously contracted) was canceled.

          The shares of common stock of SBI East and Interim Bank issued and outstanding immediately prior to the Effective Time remained outstanding and unchanged after the Merger, and now constitute all of the issued and outstanding shares of the capital stock of SBI East and the Surviving Corporation, respectively. Presently, all of the capital stock of Interim Bank is owned by SBI East and all of the shares of SBI East are owned by SBI.

          Within five business days after the Effective Time, SBI will cause to be sent to each person who immediately prior to the Effective Time was a holder of record of Founders Capital Stock transmittal materials and instructions for surrendering certificates for Founders Capital Stock in exchange for the number of whole shares of SBI Common Stock to which such person is entitled pursuant to the Exchange Ratio.

          No certificates for fractional shares of SBI Common Stock will be issued; rather, SBI will furnish to any holder of Founders Capital Stock entitled to a fractional share a check for an amount of cash equal to the fraction of a share of SBI Common Stock represented by the certificates so surrendered in accordance with the Exchange Ratio.

Item 7.  Financial Statements and Exhibits.

          (c) Exhibits.  Reference is made to the Exhibit Index annexed hereto
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          and made a part hereof.

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                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SUSQUEHANNA BANCSHARES, INC.



Date: August 4, 1997               By: /s/ Robert S. Bolinger
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                                           Robert S. Bolinger
                                           President and Chief Executive
                                                   Officer

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                                 EXHIBIT INDEX
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Exhibit
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 2        Final Amendment to the Agreement and Plan of Affiliation, dated July
          30, 1997

99        Press Release of the Registrant, Dated July 31, 1997, Regarding
               Consummation of the Merger

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